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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

October 16, 2002

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and nine months ended September 30, 2002. The net asset value at that date was $27.69. Regular dividends are reviewed semiannually; therefore, no dividend was declared for the quarter. The board of directors will review the next regular dividend in December 2002.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Special Equity Fund had a total return, based on income and change in net asset value, of - 10.0%. This compares to the NAREIT Equity REIT Index's* total return of - 9.1%. For the nine months, the fund's total return was 6.0%, compared to NAREIT's 3.4%.

    REITs faced a difficult third quarter, experiencing a negative quarterly return for the first time in a year and their worst quarterly performance in four years. Their poor performance was accompanied by one of the worst quarters, years and three-year periods in stock market history. Further, the bond bull market continued unabated as interest rates fell to generational lows -- once again dispelling the perception of the relationships among stocks, REITs and interest rates. The declines in interest rates and share prices appear to be the result of growing concern about the strength of the economic recovery and the resulting impact on corporate profitability. Indeed, earnings expectations based on both bottom-up and top-down analyses of the major stock market indexes have declined continuously over the past several months. With potential third-quarter earnings disappointments deflating share values, including those of REITs, there appeared to be few places to escape from the bear market in equities. In light of their disappointing performance, however, REITs still outpaced the broader equity market by a wide margin.

    In the third quarter, negative sentiment spread to the REIT sector for the first time in years. Slow job growth and rising corporate and individual bankruptcies have begun to take a toll on the credit-worthiness of many users of space, both residential and commercial. Whereas interest rates are quite low, they have failed to stimulate the type of growth that would be consistent with historical precedent. This has caused some to wonder whether the United States is entering a 'Japan-like' economic environment, in which we experience an unprecedented long-term economic slowdown that cannot be reversed through the use of central bank monetary policy. Also weighing heavily on investors' minds is the prospect of war against Iraq, which many fear could cause the existing slow growth climate to revert into a new recession.

    Just as much of corporate America is having trouble increasing prices, many landlords too are now in a situation, for the first time in years, where they cannot raise rents. Many markets are experiencing declines in rents and landlords are increasing concessions in order to retain or attract tenants. While a decline in new construction

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
(with the exception of apartments) is a positive for fundamentals in the future, the more important factor is that a shortage of tenants for most property types in most major markets has developed.

    There are exceptions, of course. Most notable is retail real estate, which has been the strongest sector due to the enduring strength of the consumer. Evidence of this sector's strength can be found in stable occupancy rates, strong sales per square foot performance, and moderate net rental growth. Other companies that have outperformed have done so by virtue of acquisition opportunities, refinancing events or new developments. Most sectors and companies, however, have struggled to maintain occupancies and rents. As we close in on the final months of 2002, earnings expectations have been uniformly reduced for both this year and 2003. Some sectors, such as the apartment sector, are not expected to experience a recovery until late 2003 or early 2004.

    Finally, with the phenomenon of all time low interest rates seemingly unable to ignite a stronger economy, the dreaded phenomenon of deflation is getting more attention. With respect to real estate, this environment has created crosscurrents that we believe have never before existed. The sluggish economy, which is precipitating pressure on rents and occupancies, should logically result in a withdrawal of credit to real estate and declining property values. Nevertheless, credit remains quite plentiful for real estate buyers and owners. Thus, offsetting lower real estate operating income has been lower financing costs. Further, because investors' return expectations are significantly lower than in recent memory, many investors are finding the potential for a bond-like return in the mid to high single digits, with a call on some future growth, quite attractive. The net result has been stable property values despite eroding fundamentals. We do not believe that this situation can persist -- either fundamentals have to improve or property values are bound to eventually fall.

INVESTMENT OUTLOOK

    After nearly three years of superior investment performance, which were the result of strong real estate conditions, the REIT rally appears to have stalled in the third quarter. This seems to coincide with the reality that real estate fundamentals are succumbing to the same economic issues that are impacting much of corporate America. Nonetheless, we are not of the belief that a new bear market in REITs is in the offing. On the contrary, we believe that the massive monetary and fiscal stimulus that has been injected into the U.S. economy will result in renewed growth. This, in fact, is already becoming evident in many economic statistics. Although job growth has been slow, our reading of economic history suggests that this is normal in the early stages of a recovery. Meantime, vacancy rates have stabilized for many major property types, new construction has plummeted (with the notable exception of the apartment sector) and the real estate industry as a whole has remained on very sound financial footing. Consequently, we believe REITs today are poised to fully participate in any coming economic upturn.

    Many people who watch the stock market closely and have been discouraged by the bear market that has been plaguing it for nearly three years seem to be among the most pessimistic about the U.S. economy. In retrospect, however, the bursting of the stock market bubble that began in 2000 has simply served to correct an

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
extreme overvaluation of stock prices -- perhaps the greatest that ever existed. These valuations could not have been sustained no matter what the economic growth rate. Unfortunately, this process coincided with a major cyclical decline in the economy and profits, which worsened valuations and deepened this corrective process. While the decline in stock prices may not yet be complete, with the major averages at or below five year lows, we have certainly come a long way toward unwinding many excesses.

    In contrast to stocks, REITs began the year 2000 having already undergone a nearly two-year correction from a modestly overvalued level in early 1998. With earnings and dividends growing steadily for the past three years, their price appreciation has barely kept pace with this growth. As a result, REITs are today near the lowest level of their historic valuation range with respect to price/cash flow multiples, discounts from net asset values, and dividend yields. Compared to fixed income instruments they are at record low valuation levels.

    Looking at sector strategy in the third quarter, we trimmed positions in the strong performing regional mall sector and, even though we had a significant underweight in the apartment sector, we continued to sell. Due to the combination of a deteriorating supply and demand situation and expensive relative valuations, we view apartments as a relatively unattractive investment sector. The low interest rate environment -- which has made single family housing very affordable and increased the propensity to own rather than rent -- has decreased demand for rental housing. Exacerbating this has been slow job growth and household formations due to the weak economy. Whereas this weakening in demand rationally would be expected to cause a contraction in the supply of new apartments, construction almost nationwide has continued unabated. The reason: low capitalization rates for apartments and the low cost of borrowing have reduced developers' hurdle rates, and capital is still plentiful from both banks and government sponsored lenders. The resulting rise in vacancy rates has precipitated a decline in rents (as well as an increase in free rent and other concessions), which is undermining the economics of the industry. In short, landlords of apartments have little or no pricing power -- and little prospect of this changing. In addition, apartment REIT valuations have persisted at levels that are above both their historical levels and the REIT averages.

    In contrast to the apartment sector, construction in the office sector has declined dramatically. As a result, supply and demand for office space have been in much better balance the last two quarters and we believe that this situation will continue to stabilize and improve over the next few quarters. Yet office companies currently trade at large discounts to asset value, low multiples of cash flow and at a discount to their historical valuation levels versus other property types. We have continued to ratchet up our office sector weighting accordingly. As office fundamentals are bottoming, however, the office stocks continued to underperform in the third quarter, contributing to our modest underperformance versus the NAREIT benchmark in the quarter.

    In our view, with REITs selling at an average current yield of 7%, and with an average dividend payout ratio that is below 70%, the industry is as attractively valued as ever. Furthermore, unlike many other investments in which the value of a company's assets can evaporate literally overnight, REITs own hard assets whose value has permanence, produces cash income and has growth potential. In the uncertain environment that pervades the

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
financial markets today, we believe that REITs represent excellent value and the ability to add meaningfully to any portfolio's diversification and return potential.

Sincerely,


             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President                   Chairman

             JOSEPH M. HARVEY    JAMES S. CORL
             JOSEPH M. HARVEY    JAMES S. CORL
             Portfolio Manager           Portfolio Manager


           Cohen & Steers is online at cohenandsteers.com
    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general.

    Online access is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.
              So visit us today at cohenandsteers.com

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                 NUMBER OF
                                                                  SHARES        VALUE
                                                                 ---------   -----------
EQUITIES                                               99.10%
    DIVERSIFIED                                         4.59%
     (1) Alexander's..........................................    14,900     $   908,900
                                                                             -----------
    HEALTH CARE                                         1.58%
         Ventas...............................................    23,500         313,725
                                                                             -----------
    HOTEL                                               8.09%
         FelCor Lodging Trust.................................    18,600         238,638
     (1) Host Marriott Corp...................................    75,200         697,856
         Starwood Hotels & Resorts Worldwide..................    29,900         666,770
                                                                             -----------
                                                                               1,603,264
                                                                             -----------
    INDUSTRIAL                                          5.70%
         First Industrial Realty Trust........................     8,700         269,613
         ProLogis.............................................    34,500         859,395
                                                                             -----------
                                                                               1,129,008
                                                                             -----------
    OFFICE                                             50.00%
         Arden Realty.........................................    39,700         938,905
         Boston Properties....................................    34,500       1,283,400
     (2) Brookfield Properties Corp...........................    67,100       1,292,419
         CarrAmerica Realty Corp..............................    40,300       1,014,351
         Cousins Properties...................................    13,800         317,400
         Crescent Real Estate Equities Co.....................    77,000       1,208,900
         Equity Office Properties Trust.......................    47,300       1,221,286
         Mack-Cali Realty Corp................................    12,900         414,477
         SL Green Realty Corp.................................    23,500         722,390
         Vornado Realty Trust.................................    37,900       1,495,155
                                                                             -----------
                                                                               9,908,683
                                                                             -----------
    OFFICE/INDUSTRIAL                                   8.07%
         Kilroy Realty Corp...................................    59,000       1,398,890
         Reckson Associates Realty Corp.......................     8,800         200,376
                                                                             -----------
                                                                               1,599,266
                                                                             -----------

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                 NUMBER OF
                                                                  SHARES        VALUE
                                                                 ---------   -----------
    RESIDENTIAL                                         6.29%
      APARTMENT                                         4.55%
         AvalonBay Communities................................    18,400     $   769,120
         Post Properties......................................     5,100         132,498
                                                                             -----------
                                                                                 901,618
                                                                             -----------
      MANUFACTURED HOME                                 1.74%
         Sun Communities......................................     9,400         344,980
                                                                             -----------
             TOTAL RESIDENTIAL................................                 1,246,598
                                                                             -----------
    SHOPPING CENTER -- REGIONAL MALL                   14.78%
         Macerich Co..........................................    10,200         315,996
         Rouse Co.............................................    33,100       1,057,545
         Simon Property Group.................................    21,100         753,903
         Taubman Centers......................................    56,400         802,572
                                                                             -----------
                                                                               2,930,016
                                                                             -----------
TOTAL INVESTMENTS (Identified cost -- $19,621,818) ...  99.10%                19,639,460
OTHER ASSETS IN EXCESS OF LIABILITIES .................  0.90%                   178,443
                                                       -------               -----------
NET ASSETS (Equivalent to $27.69 per share based on 715,784
  shares of
  capital stock outstanding) ........................  100.00%               $19,817,903
                                                       -------               -----------
                                                       -------               -----------

-------------------
1 Nonincome producing security.

2 Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the fund's position in Canadian dollars on September 30, 2002 was $2,049,897 based on an exchange rate of 1 Canadian dollar to 0.63048 U. S. dollars.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            FINANCIAL HIGHLIGHTS (3)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                   TOTAL NET ASSETS           PER SHARE
                                               -------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/2001..............                $20,209,490            $26.63
    Net investment income....................  $   945,971                 $ 1.25
    Net realized and unrealized gain on
       investments...........................      185,310                   0.41
    Distributions from net investment
       income................................     (478,610)                 (0.60)
                                                                           ------
    Capital stock transactions:
         Sold................................    3,451,808
         Distributions reinvested............      459,169
         Redeemed............................   (4,955,235)
                                               -----------
Net increase/(decrease) in net asset value...                   (391,587)             1.06
                                                             -----------            ------
End of period: 9/30/2002.....................                $19,817,903            $27.69
                                                             -----------            ------
                                                             -----------            ------

-------------------
3 Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

                          AVERAGE ANNUAL TOTAL RETURNS
                 (PERIODS ENDED SEPTEMBER 30, 2002) (UNAUDITED)

ONE YEAR            FIVE YEARS            SINCE INCEPTION (5/8/97)
--------            ----------            ------------------------
 9.83%                0.27%                         6.17%

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                                FOR TOTAL RETURN:

                COHEN & STEERS                                        COHEN & STEERS
              EQUITY INCOME FUND                                      REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
      A, B, C AND I SHARES AVAILABLE

      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

              FOR CAPITAL APPRECIATION:                               FOR TOTAL RETURN:

                  COHEN & STEERS                                      COHEN & STEERS
               SPECIAL EQUITY FUND                              INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS

      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO

      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED

                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT ADVISER
 Director and chairman                 Cohen & Steers Capital Management,
 Martin Cohen                          Inc.
 Director and president                757 Third Avenue
 Gregory C. Clark                      New York, NY 10017
 Director                              (212) 832-3232
 Bonnie Cohen                          FUND SUBADMINISTRATOR AND CUSTODIAN
 Director                              State Street Bank and Trust Company
 George Grossman                       225 Franklin Street
 Director                              Boston, MA 02110
 Richard J. Norman                     TRANSFER AGENT
 Director                              Boston Financial Data Services, Inc.
 Willard H. Smith Jr.                  Two Heritage Drive
 Director                              North Quincy, MA 02171
 Adam Derechin                         (800) 437-9912
 Vice president and assistant          LEGAL COUNSEL
 treasurer                             Simpson Thacher & Bartlett
 Joseph M. Harvey                      425 Lexington Avenue
 Vice president                        New York, NY 10017
 Lawrence B. Stoller                   DISTRIBUTOR
 Assistant secretary                   Cohen & Steers Securities, LLC
                                       757 Third Avenue
                                       New York, NY 10017
                                       Nasdaq Symbol: CSSPX
                                       Web site: cohenandsteers.com
                                       Net asset value (NAV) can be found in
                                       the daily mutual fund listings in the
                                       financial section of most major
                                       newspapers under Cohen & Steers.
                                       This report is authorized for delivery
                                       only to shareholders of Cohen & Steers
                                       Special Equity Fund, Inc. unless
                                       accompanied or preceded by the
                                       delivery of a currently effective
                                       prospectus setting forth details of
                                       the fund. Past performance, of course,
                                       is no guarantee of future results and
                                       your investment may be worth more or
                                       less at the time you sell.

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COHEN & STEERS
SPECIAL EQUITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017

                            COHEN & STEERS
                          -------------------
                          SPECIAL EQUITY FUND



                       ----------------------------
                             QUARTERLY REPORT
                            SEPTEMBER 30, 2002